Exhibit 10.1

FIRST AMENDMENT TO
SAN JOSE WATER COMPANY
EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN
(Restated January 1, 2008)


		Section 1.16 of San Jose Water Company's Executive Supplemental Retirement Plan is amended effective July 23, 2008 to read in full as follows:

            "1.16 Eligible Employee. The term "Eligible Employee" means any officer of the Company or any other Employee who:
                  (a)	first commenced status as an Employee before March 31,
2008; and
                  (b)	is part of a select group of management or an otherwise
highly compensated employee, as determined by the Committee in accordance with applicable ERISA standards."
      IN WITNESS WHEREOF, San Jose Water Company has caused this instrument to be executed in its name by its duly authorized officer, all as of the day and year first above written.



                                             SAN JOSE WATER COMPANY


                                            By: _____________________________

                                            Its: ____________________________

                                            Dated: July 23, 2008